SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 17, 2004

                         Date of earliest event reported

                             ULTRASTRIP SYSTEMS INC.


             (Exact name of registrant as specified in its charter)



        Florida                         000-25663               65-0841549
(State or other jurisdiction           (Commission            (IRS Employer
 of incorporation)                     File Number)          Identification No.)


                   3515 S.E. Lionel Terrace, Stuart, FL 34997
          (Address of principal executive offices, including zip code)

                                 (772) 287-4846
               Registrant's telephone number, including area code

          (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 17, 2004, our Audit Committee approved the appointment of Tedder, James, Worden & Associates, P.A. ("TJW") as our new independent accountant and auditor subject to final approval by the Board of Directors. On March 1, 2004, the formal resolution by the Board of Directors was made to appoint TJW as our independent accountant and auditor. TJW will review the quarterly financial information of our firm included in Form 10-QSB for the quarters ending March 31, 2003, June 30, 2003, September 30, 2003 and audit the annual financial information included in Form 10-KSB for the year ended December 31, 2003. In addition to audit services, the Audit Committee and Board of Directors approved TJW to prepare the firm's federal and state tax returns. We did not consult with TJW on any matters related to accounting principles or practice, financial statement disclosures or audit procedures prior to selecting and appointing TJW as our auditor.

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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ULTRASTRIP SYSTEMS INC.





                             By: /s/ Stephen R. Johnson
                                 ----------------------
                                 Stephen R.Johnson, President and
                                 Chief Executive Officer



Dated: March 2, 2004


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